                                                                   EXHIBIT 32.01

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Nashua Corporation (the "Company") for the period ended April 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Andrew B. Albert, Chairman, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Andrew B. Albert
                                                     ---------------------------
Dated: May 16, 2005                                  Andrew B. Albert
                                                     Chairman, President and
                                                     Chief Executive Officer